

innovus pharma

A Leader in the OTC/Consumer Care Men's and Women's Health & Respiratory Diseases

OTCQB: INNV

Corporate Presentation

August 18, 2016

Safe-Harbor Statement

Statements under the Private Securities Litigation Reform Act, as amended: With the exception of the historical information contained in this presentation, the matters described herein contain forward-looking statements that involve risks and uncertainties that may individually, mutually, or materially impact the matters herein described, including, but not limited to, Innovus Pharmaceuticals, Inc.'s (the "Company") ability to execute its business plan, obtain regulatory approval for products under development, enter into partnering agreements, realize revenue and pursue growth opportunities, some of which are outside the control of the Company. Readers and attendees are cautioned not to place undue reliance on these forward-looking statements as actual results could differ materially from the forward-looking statements contained herein. Attendees are urged to read the risk factors set forth in the Company's most recent annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q and its most recent SEC filings. Company disclaims any intention to update this presentation.

Innovus Pharma

- Based in San Diego, Innovus Pharma is a cash flow positive commercial stage revenue generating emerging leader in OTC/Consumer care products in men's and women's health and respiratory diseases

- We generate revenues from thirteen commercial products on a worldwide basis

- We grow by acquiring or in-license high value, revenue generating assets

Innovus Pharma Commercial Portfolio

Men Health Franchise

Product	Indication	Countries Marketed
EjectDelay®	Premature Ejaculation	US, Canada
Sensum+®	Increase in Penile Sensitivity	US, UK, Morocco
Vesele®	Increase in sexual and cognitive health	US, UK
Androferti®	Increase in sperm count and motility	US
BTH® Testosterone Booster	Testosterone enhancement	US
BTH® Human Growth Agent	Growth	US

innovus pharma

Innovus Pharma Commercial Portfolio

Women's Health Franchise

Product	Indication	Countries Marketed
Zestra®	Female Desire & Arousal	US, UK, Canada, Morocco, UAE
Zestra Glide®	Water Based Lubricant	US, Canada, MENA
Vesele®	Increase in sexual and cognitive health	US, UK

Innovus Pharma Drug Product Pipeline

Respiratory Franchise

Product	Indication	Status
FlutiCare™	Allergic Rhinitis	Awaiting FDA approval

U.S. Upcoming Product Launches

Product	Indication	Timeline Expected
RecalMax™	Memory Recall and Focus	August 2016
Sensum+®	Increase in Penile Sensitivity	September 2016
Xyralid®	Hemorrhoids	November 2016

innovus pharma

Innovus Pharma Target Markets

Markets Targeted

> $3B

Zestra Essential Arousal Oils

Zestra Glide

EJECTDELAY

Sensum+

Vesele

Androferti




BEYOND HUMAN
TESTOSTERONE BOOSTER

Female Sexual Dysfunction

$1B

Premature Ejaculation Reduced Penile Sensitivity

$1B

Allergic Rhinitis

$1B

innovus pharma

Strong Retail Presence in the US

US Retailers such as:

- Walmart
- meijer
- Kroger
- TARGET
- drugstore.com the uncommon drugstore
- FredMeyer
- sears #SpringItOn
- Pathmark
- C&S Wholesale Grocers
- kmart #EasterHuntThis
- SWANSON Health Products
- ABC DRUGS
- Big Y

Distributors:

- CardinalHealth
- McKESSON
- Drug Emporium
- KeHE
- HD Smith
- Tree of Life A KeHE COMPANY

innovus pharma

Commercialization Overview

> $500M Sales Milestones Signed


ORIMED
PHARMA
DanaLife ApS
innovus pharma
EUROP
tramorgan
biogenics
Sothema
KLAB
ELIS
PHARMACEUTICALS
vation Pharm
tabuk
تبوك
BroadMed
resources
SOUTH AMERICA
AUST

65 Countries

13 Partners

innovus pharma

Management & Board of Directors

Proven & Experienced Team from Leading Publically Traded Life Sciences Companies

Management Team	Board of Directors	Advisory Board
Bassam Damaj, Ph.D. President & CEO, Director	**Henry Esber, Ph.D.** Chairman of Board	**Robert Hoffman CPA**
Reuven Rubinson CPA EVP Finance	**Ziad Mirza, MD** Director	**Hans Christinger**
Randy Berholtz, Esq. Acting General Counsel	**Vivian Liu** Director	

* Pharmacopeia · LIGAND · genzyme A SANOFI COMPANY · Pfizer · Abbott · Genentech · Mitsubishi Tanabe Pharma · Arena · APRICUS BIO · Roche

*Management Team, Board and Advisory Board Past or Present Affiliations. All Trademarks are owned by their respective companies

INNV 2016 Accomplishments

- ***Over 400% Revenue Increase in Q2 2016 to over $1M***
- ***Turned Cash Flow Positive in Q2 2016 with over $256,000***
- ***Grew Pipeline to 13 Commercialized Products and 3 Pipeline Products***
  - ***Commercial:*** Zestra®, EjectDelay® , Sensum+®,Zestra Glide®, Vesele®, Androferti®, BTH® Testosterone, BTH® HGA, BTH® Vision, BTH® Blood Sugar, BTH® GCBE, BTH® Colon Cleans, BTH® Ketones.
  - ***Pipeline:*** (Fluticare™ OTC (Fluticasone propionate NS), Androvit® and Urocis® XR
- ***Acquisition of Beyond Human Franchise***
  - Product sold over $1.3 M in 2014 and over $2.2 M in 2015.
  - Completed acquisition in March 2016
- ***Signed Nine Commercial Partnerships***
  - Nine commercial partnerships signed with over $500M in sales milestones plus royalties in 65 countries
- ***Strengthened our Financials***
  - Raised over $4M
  - Repaid all outstanding and due debt

Why Invest in INNV ?

Well Positioned for Rapid Growth with > $500M in sales Milestones Signed

2016-Q2: Cash Flow Positive
2017E: Profitability

innovus pharma

Strong Commercial Revenue Generating Product Pipelines

Experienced and Proven Management Team

Strong Intellectual Property and Clinical Data

Financial Snapshot
OTCQB: INNV

Cash on-hand provides sufficient capital to support the current operating plan through Q3 2017

~96.6 M†
Shares Outstanding

~38.6 M††
Market Cap

~$0.8 M
2015

~$ 1.3M
2016-Half Year

$5 M
Projected 2016

innovus pharma

† as of June 30 2016

† † as of August 16 2016

FlutiCare™

Fluticasone Propionate Nasal Spray for the Management of the nasal symptoms of seasonal and perennial allergic and non-allergic rhinitis


DESIGN 2
COUNTER DISPLAY
A. BASE GRAPHIC FRONTAL VIEW
30" PDQ
FlutiCare
FULL PRESCRIPTION STRENGTH NASAL ALLERGY RELIEF WITHOUT A PRESCRIPTION
SKINNY TOWER


ORIGINAL PRESCRIPTION STRENGTH
FlutiCare
Fluticasone Propionate Nasal Spray, USP, 50 mcg
NASAL ALLERGY SYMPTOM RELIEVER
24 HR RELIEF OF:
Nasal Congestion
Runny Nose
Sneezing
Itchy Nose
120 SPRAYS

FlutiCare™

FlutiCare™ contains the Nasal Steroid Active that is Physician Recommended and Consumer Preferred

- #1 form used by patients[1]
- #1 nasal steroid active prescribed by physicians[1]
- Familiar to patients, comfort of a known & trusted medicine
- Engrained in patients' allergy management
- Effective and safe


NEW!
FlutiCare
Fluticasone Propionate, USP, 50 mcg
NON DROWSY
NASAL ALLERGY RELIEVER
FULL PRESCRIPTION STRENGTH
FOR RELIEF OF:
Nasal Congestion
Sneezing
Runny Nose
Itchy Nose
DUE TO NASAL ALLERGIES
FlutiCare
120 METERED SPRAYS

[1]Data for nasal steroids since 2007

innovus pharma

FlutiCare™



>177 million units of FlutiCare™ product form dispensed since 2007


>177M
2M



Only 2 million Flonase units dispensed since 2007

- FlutiCare™ product form firmly fixed in consumer minds
- Leverage recognition of FlutiCare™ product form on branded offering as a means of driving purchase intent
- Expect to retain 15% of current prescription once OTC switch takes place

FlutiCare™ Launch




NEW!
FlutiCare
NASAL ALLERGY
RELIEVER

Q4/2014	1/2015	Q3/Q4-16	Q4-16/Q1-17
Filing for OTC ANDA	ANDA Accepted for Review	Anticipated approval of New ANDA	FlutiCare™ Currently Expected Launch

FlutiCare™ Commercial- US Plan the

Innovus Pharma's established as vendor of record

- Tier 1-85% of Allergy Category Sales

Walgreens
Walmart
Kroger
CVS/pharmacy
AmerisourceBergen
McKESSON
CardinalHealth
RITE AID
TARGET

- Tier 2 - 15% of Allergy Category Sales

H-E-B
DELHAIZE
GIANT EAGLE
Ahold
SAFEWAY
Winn Dixie
SUPERVALU


CLINICALLY PROVEN
Zestra
Zestra

A Clinically Active and Proven Product to Enhance Female Sexual Desire/Arousal & Satisfaction in Women

innovus pharma

Zestra® Essential Arousal Oils™

A Commercial High Value Asset

- Zestra® is the only clinically-proven **COMMERCIALLY SOLD** consumer care product with statistically significant clinical efficacy in women with FSI/AD, a disorder estimated to affect 10 million women
- Over **12.5 MILLION DOSES** of Zestra® have been sold so far in multiple countries.
- Zestra® is **WOMEN APPROVED:** 92% of users said that they would recommend to a friend and 78% said they would use it again
- **EXCELLENT SAFETY PROFILE**: 2 in 1 million reported minor adverse events from over 12.5 million doses sold since launch
- **PATENT PROTECTED**: Strong patents until 2021

Zestra® Caters to a Large & Unmet Medical Market

Zestra® is a leading OTC brand franchise –- for improved female arousal desire & sexual satisfaction



LARGE MARKET

- ✓ **43% of women have sexual difficulties** (vs. 31% of men – ED = $6 billion market)
- ✓ **72% of sexually active women desire improved satisfaction**



NO APPROVED SOLUTIONS

- ✓ **No approved Rx solution in US**

* Laumann, E.O. et al. Sexual Dysfunction in the United States: Prevalence and Predictors. JAMA, Feb. 10, 1999. vol. 281, No. 6.537-542
** deKadt Zestra quantitative Consumer Study, October 2009

Two Placebo Controlled Double Blind US Clinical Trials in 276 Women

- **Clinical Efficacy-Primary Endpoints:**
  - FSFI scores
  - FSEP scores as recorded in a diary
- **Clinical Efficacy-Secondary Endpoints:**
  - Treatment satisfaction questionnaire (WITS)
  - Consumer testing survey (ZCTS)
  - Two GAQs
    - Q1: If Sexual Satisfaction improved
    - Q2: If Number of successful encounters increased
  - FSDS, BDI and DAS
  - Sexual encounter frequency
  - Dropout rates
- **Safety:** Monitoring adverse events (AEs)

innovus pharma

Zestra® Clinical Efficacy: Primary Endpoint Female Sexual Function Index (FSFI)



Desire
Arousal
Improvement (% Patients)
100
90
80
70
60
50
40
30
20
10
0
Placebo
Zestra
p=0.0322
p=0.0117

Zestra® Induced a statistically significant increase in Desire and Arousal in women using the product as compared to placebo

*2003 & 2007 Zestra® Clinical studies; The Journal of Sex & Marital Therapy, 29(s):33-44, 2003 and January 2010

Zestra® Clinical Efficacy-Secondary Endpoint Women's Inventory of Treatment Satisfaction (WITS)


WITS Total Score
Treatment Satisfaction
Sex Life Satisfaction
LS Mean Change, N=256
Placebo
Zestra
p=0.0086
p=0.0207
p=0.0246
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
1.1
1.2

- Women using Zestra® were 6 times more satisfied with their treatment as compared to placebo
- Women using Zestra® were twice more sexually satisfied as compared to placebo

*2003 & 2007 Zestra® Clinical studies; The Journal of Sex & Marital Therapy, 29(s):33-44, 2003 and January 2010

innovus pharma

Zestra® Safety Profile

Clinically proven: Well-established safety profile

276 patients

- No serious adverse events
- No drug / drug interactions
  - Birth control pill
  - Anti-depressants
  - Hormone therapies
  - Diabetes
  - Cancer therapies
- Hormone-free
- Ingredients GRAS (generally recognized as safe)

innovus pharma

MALE DESENSITIZER

EJECTDELAY™

BENZOCAINE 7.5% GEL

Maximum Strength Ejaculatory Control Gel

TAKE CONTROL OF YOUR SEXUAL LIFE WITHOUT LOSING THE SEXUAL DESIRE

For the Treatment of Premature Ejaculation (PE)


EJECTDELAY
Maximum Strength
Ejaculatory Control Gel
EJECTDELAY
EJECTDELAY


EJECTDELAY

EjectDelay® For Premature Ejaculation


MALE DESENSITIZER
EJECTDELAY
Maximum Strength
Ejaculatory Control Gel

- **EjectDelay®** is an OTC gel (Benzocaine 7.5%) indicated for the **treatment of premature ejaculation**.
- Benzocaine 7.5% in **EjectDelay®** is supported by a clinical study which **improved the intra-vaginal ejaculation latency time by 6.4 minutes** when compared to placebo treatment.
- Products with **Benzocaine 7.5%** for the treatment of premature ejaculation have **superior clinical efficacy** than other over the counter products, including Lidocaine, for the treatment of (Premature Ejaculation) PE.
- **PE** is the **most common form of male sexual dysfunction**, affecting 30% of men. [1]

[1] J Urol, suppl.,2008;179:340, abstract 988

EjectDelay®: Clinical Efficacy-I-ELT



Intra-Vaginal Ejaculatory Latency Time (minute)
0
1
2
3
4
5
6
7
BL
Placebo
BL
Placebo
BL
Placebo
Benzocaine 7.5%
Benzo 3%
Dapoxetine (SSRI)
Tempe (Lidocaine Prilocaine)
EjectDelay
Benzocaine 3%

1. McMahon CG. Dapoxetine: a new option in the medical management of premature ejaculation. Ther Adv Urol. 2012 October; 4(5): 233-251
2. Culley C. PSD 502: A second Phase III, randomized, double-blind, placebo-controlled study in premature ejaculation (PE) patients in the US and Europe, AUA 2010, Abstract# 1493

innovus pharma

EjectDelay®-Commercial

- Launch of retail distribution in the US ongoing in 2016
- Licensed in over 30 countries (Tabuk Pharma, Orimed, Oz Biogenics, Ovation Pharma, BioTask, Elis Pharma)
- Product License approved by Health Canada and launched by our partner Orimed in Canada in Q1 2016 under the Uxor brand.
- EjectDelay® is experiencing fast growth through online sales
- EjectDelay® is currently available through the following online channels:

drugstore.com the uncommon drugstore

EJECTDELAY.COM

QUEST PRODUCTS

Medicals.com Your Health Online

amazon.com

Silver Star BRANDS

FREEDOM HILL, LLC

Rx Pharmapacks.com

SWANSON Health Products swansonvitamins.com

innovus pharma


Androferti
Androferti

- **Androferti® is the only product for male infertility tested in five clinical trials resulting in significant results on sperm quality and function.**

- **All other products rely on trials done on the L-Carnitine as an ingredient (Proxeed Plus and FertilAid)**

Androferti® - Product Profile

- Androferti® is a patented dietary supplement clinically shown in 5 clinical trials to increase sperm count and motility in addition to supporting normal sperm development fertility and reproduction.
- Completed 5 clinical studies with statistically significant increase in sperm count and motility
- Excellent safety profile
- Patent exclusivity
- Available as a dietary supplement in the US and as a food supplement in Europe

Why Invest in INNV ?

- **Cash Flow Positive Commercial Revenue Generating Company**
  - Over $1M in revenues reported in Q2 2016
  - Cash flow positive with over $256K
  - 13 commercial products in multiple markets
  - High Value product pipeline targeting over $1Billion US market (Fluticare™ - Fluticasone propionate SP)
- **High Growth & Revenues**
  - $5 million projected revenues for 2016.
- **Multiple Near-Term Milestones**
  - Up to $500M in sales milestones signed with 13 commercial partners in 65 countries
  - FDA approval of FlutiCare™ ANDA
  - Three new product launches expected in 2016
  - Expecting profitability in 2017
- **Unique Business Strategy and Niche Market**
  - Clinically-proven products with established sales channels
  - Leader in Direct to Consumer Sales and Marketing
  - Leverages established commercial partners in underserved geographies
- **Experienced and Proven Management Team**

Contact

Bassam Damaj, Ph.D.
President & CEO

+1 858 964-5123
bdamaj@innovuspharma.com

innovus pharma